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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 1999




                               BMC SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                      0-17136                          74-21226120
  (State or other jurisdiction       (Commission File Number)    (I.R.S. Employer Identification No.)
of incorporation or organization)



     2101 CITYWEST BOULEVARD
          HOUSTON, TEXAS                                         77042-2827
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (713) 918-8800


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Item 2.  Acquisition or Disposition of Assets.

         Effective March 30, 1999, a wholly owned subsidiary of BMC Software, Inc., a Delaware corporation (the "Company"), was merged (the "Merger") with and into Boole and Babbage, Inc., a Delaware corporation ("Boole"), pursuant to an Agreement and Plan of Merger, dated October 31, 1998, between the Company and Boole (the "Merger Agreement"). The stockholders of Boole approved the Merger at a special meeting held on March 30, 1999. In the Merger, each issued and outstanding share of common stock of Boole, par value $.001 per share (the "Boole Common Stock") was converted into 0.675 of a share (the "Exchange Ratio") of Company common stock, par value $.01 per share (the "Company Common Stock"). The Exchange Ratio was fixed pursuant to the Merger Agreement and was determined through arm's length negotiations between the parties prior to the signing of the Merger Agreement on October 31, 1998. According to Boston EquiServe, the Company's transfer agent and registrar, approximately 19,117,440 shares of Company Common Stock are to be issued to the former stockholders of Boole in the Merger. The Boole stockholders will receive cash in lieu of any fractional share of Company Common Stock. The Merger was accounted for as a pooling-of-interests.

         A description of the closing of the Merger is contained in the March 30, 1999 press release of the Company, which is filed herewith as Exhibit 99.1 and incorporated herein by reference. The Merger Agreement is incorporated herein by reference to Annex A of the Proxy Statement/Prospectus contained in Amendment No. 3 to the Company's Registration Statement on Form S-4 (File No. 333-67263), filed with the Securities and Exchange Commission (the "Commission") on February 24, 1999 and declared effective by the Commission on February 25, 1999 (the "Registration Statement"). A description of the Merger, including additional information requested pursuant to Item 2 of Form 8-K, are contained in the Registration Statement, the text of which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired

         It is impracticable for the Company to file herewith the required financial statements in this Current Report on Form 8-K. The required financial statements will be filed by amendment as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

         (b) Pro Forma Financial Information

         It is impracticable for the Company to file herewith the required pro forma financial information in this Current Report on Form 8-K. The required pro forma financial information will be filed by amendment as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.





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         (c) Exhibits

            The following Exhibits are filed as part of this report:

                  2.1 Agreement and Plan of Reorganization, dated as of October 31, 1998, between the Company and Boole (included as Annex A of the Proxy
                           Statement/Prospectus contained in the Company's Registration Statement)

                  99.1     Press release, dated March 30, 1999.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BMC SOFTWARE, INC.



Date: April 13, 1999                    By:     /s/ M. Brinkley Morse
                                           -------------------------------------
                                                Name: M. Brinkley Morse
                                                Title:   Senior Vice President





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                                  EXHIBIT INDEX


   Exhibit
   Number       Description


     2.1 Agreement and Plan of Reorganization, dated as of October 31, 1998, between the Company and Boole (included as Annex A of the Proxy Statement/Prospectus contained in the Company's Registration Statement)

     99.1             Press release, dated March 30, 1999.